Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of EVO Transportation & Energy Services, Inc. (the “Company”) for the fiscal quarter ended June 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eugene S. Putnam, Jr., as the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

EVO TRANSPORTATION & ENERGY SERVICES, INC.

Date: January 31, 2022	By:	/s/ Eugene S. Putnam, Jr.
Eugene S. Putnam, Jr. Chief Financial Officer Principal Financial Officer